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                                                            Lease - EXHIBIT 10.9

                                                        4415 Pheasant Ridge Rd.,
                                                                       Suite 102
                                                         Roanoke, Virginia 24014
                                                         Roanoke, Virginia 24014
                                                       Telephone: (540) 776-0606
                                                             Fax: (540) 776-2848

                                 OFFICE LEASE

     THIS AGREEMENT OF LEASE (hereinafter referred to as "the Lease") entered into this 10/th/ day of August 1999, by and between East Main Properties, LLC.,
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(hereinafter referred to as the Landlord"), and Salem Bank & Trust.,
                                                ------------------
(hereinafter referred to as "the Tenant"), and REALSTAR REALTORS, 4415 Pheasant Ridge Rd., Suite 102, Roanoke, Virginia 24014 (hereinafter referred to as "the Agent").

     WITNESSETH, THAT FOR AND IN CONSIDERATION of the mutual entry Into this Lease by the parties hereto, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, the Landlord hereby leases to the Tenant and the Tenant hereby leases from the Landlord all that real property situated and lying In City of Salem which
                                                      -------------
consists of the space (containing approximately 550 rentable square feet)
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outlined on attached "Exhibit A" (hereinafter referred to as "the Premises") and located in a building hereinafter referred to as "the Building" at 220 East Main
                                                                   -------------
Street, Salem, Virginia 24153 (suite 10)
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     SUBJECT TO THE OPERATION AND EFFECT of any and all instruments and matters of record or In fact, UPON THE TERMS AND SUBJECT TO THE CONDITIONS which are hereinafter set forth;

     Section 1. TERM. This Lease shall be for a term (hereinafter referred to as the Term commencing on September 1, 1999 purely referred to as the Commencement
                       -----------------
Date, and terminating at 11:59 PM local time on the 31 st day of August 2000
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provided Tenant gives Landlord notice at least 90 days prior to the expiration of the term of it's intent not to renew this lease. Otherwise, it shall renew month-to-month under the provisions set forth In subsection 9.1.

     Section 2. USE.

     2.1 The Tenant shall, continuously throughout the term, occupy and use the Premises for and only for office purposes and in strict accordance with all
                          ---------------
applicable laws and regulations of governmental authorities. In its use of the Premises and the remainder of the Property, Tenant will not use or permit or suffer the use of the Leased Premises for any unwanted or offensive business or purpose. Tenant will not, without the prior written consent of Landlord, use or permit the walls, fences or roof of the Leased Premises to be used for advertising purposes.

     2.2 In its use of the Premises and the remainder of the Property, the Tenant shall not violate any applicable law, ordinance or regulation.
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     2.3  Except for the parking of automobiles In the ordinary course, the
Tenant shall not place or permit its agents or employees to place any trash or other objects anywhere within the Building or the rest of the Property (other than within the Premises) without first obtaining Landlord's express written consent thereto.

     Section 3. RENT.

     3.1 AMOUNT. As rent for the Premises (all of which is hereinafter referred to collectively as "Rent" ), the Tenant shall pay to the Landlord all of the following:

     (a) BASE RENT. Tenant shall pay as base rent for the demised premises for each year of the term hereof the sum of $6,600 Dollars ($6,600.00), payable in
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advance in equal monthly installments of $550.00 Dollars ($550.00), plus (if the
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term commences on a day other than the first (1st) of a calendar month), one three hundred sixty-fifth (1/365) of the base rent for each day of such calendar month falling within the term. For monthly rent over term.

     (b) ADDITIONAL RENT. Additional rent (hereinafter referred to as "Additional Rent") is the amount of any payment referred to as such in any provision of this Lease which accrues whiles this Lease is in effect.

     (c) LEASE YEAR. As used in the provisions of this Lease, the term "Lease Year" means a period of twelve (12) consecutive calendar months. The first Lease Year shall commence on September 1 1999 and each succeeding Lease Year
                             -----------   --
shall commence on the anniversary date of the first Lease year.

     3.2  WHEN DUE AND PAYABLE.

     (a)  The Base Rent for any Lease Year shall be due and payable in twelve
(12) consecutive, equal monthly installments, in advance, on the first (1st) day of each calendar month during with Lease Year; provided that the installment of the Base Rent payable for the first full calendar month of the Term (and, if the Term commences on a day other than the first (1st) day of a calendar month, that portion of the Base Rent which is payable for such month) shall be due and payable on the full execution and delivery of this Lease.

     3.3 WHERE AND HOW PAYABLE. The Tenant shall pay the Rent, In lawful currency of the United States of America, without offset or deduction, to the Landlord by delivering or mailing (postage prepaid) to the Agent, REALSTAR REALTORS, 4415 Pheasant Ridge Rd., Roanoke, Virginia 24014 or to such other address or in such other manner as this Lease by giving written notice thereof to the Tenant. Any payment made by the Tenant to the Landlord on account of Rent may be credited by the Landlord to the payment of any Rent then past due before being credited to Rent currently falling due. Any such payment which is less than the amount of Rent then due shall constitute a payment made on account thereof, the parties hereto hereby agreeing that the Landlord's acceptance of such payment (whether or not with or accompanied by an endorsement or statement that such lesser amount or the Landlord's acceptance thereof constitutes payment in full of the amount of Rent then due) shall not alter or impair the Landlord's rights hereunder to be paid all of such amount then due, or in any other respect.

     3.4 LATE CHARGE. In the event any installment of rent is not paid within five (5) business days after it becomes due, a late fee of 5% may be charged.

     3.5 TAX ON LEASE. If federal, state or local law hereafter imposes any tax, assessment, levy or other charge (other than any income tax) directly or indirectly upon (a) the Landlord with respect to this Lease or the value thereof, (b) the Tenants use or occupancy of the Premises (c) the Base Rent, Additional Rent or any other sum payable under this Lease, or (d)
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this transaction, except it and to the extent that such tax assessment, levy or other charge is included in the Annual Operating Costs the Tenant shall pay the amount thereof as Additional Rent to the Landlord upon demand, unless the Tenant is prohibited by law from doing so, in which event the Landlord may, at its election, terminate this Lease by giving written notice thereof to the Tenant.

     Section 4. ASSIGNMENT AND SUBLETTING.

     4.1  The Tenant shall not mortgage, pledge or encumber this Lease.

     4.2 The Tenant shall not assign this Lease, or sublet or underlet any or all of the Premises, or permit any other person or entity to occupy any or all of the Premises, without on each occasion first obtaining the Landlord's written consent thereto (which consent shall not be unreasonably withheld, but may be conditioned, inter alia, upon the entry by the assignee into an appropriate instrument by which it assumes the Tenant's obligations under the provisions of this Lease). For purposes of the foregoing provisions of this subsection, a transfer, by any person or persons controlling the Tenant on the date hereof, of such control to a person or persons not controlling the Tenant on the date hereof shall be deemed to be an assignment of this Lease. No such action taken with or without the Landlord's consent shall in any way relieve or release the Tenant from liability for the timely performance of all of the Tenant's obligations hereunder. The Landlord shall be entitled to receive and retain, and the Tenant shall promptly remit to the Landlord, any profit which may inure to the Tenants benefit as a result of any such assignment, subletting or underletting, whether or not consented to by the Landlord.

     4.3 Anything contained in the foregoing provisions of this Section to the contrary notwithstanding, neither the Tenant nor any other person having an interest in the possession, use, occupancy or utilization of the Premises or any other portion of the Property shall enter into any lease, sublease, license, concession or other agreement for the use, occupancy or utilization of space in the Premises or any other portion of the Property which provides for any rental or other payment for such use, occupancy or utilization based in whole or in part upon the net income or profit derived by any person from the space in the premises or other portion of the Property so leased, used, occupied or utilized (other than any amount based on a fixed percentage or percentages of receipts or sales).

     Section 5. TENANT'S PLAN FOR IMPROVEMENTS.

     5.1 LEASEHOLD IMPROVEMENTS. The tenant shall make said leashold improvements.

     5.2 ACCEPTANCE OF POSSESSION. Except for (a) latent defects or incomplete work which would not reasonably have been revealed by an inspection of the Premises made for the purpose of discovering the same at the time of the Tenant's assumption of possession of the Premises, and (b) any other items of incomplete work which are set forth on a punch list submitted to and approved in writing by the Landlord prior to such assumption of possession, by its assumption of possession of the Premises, the Tenant shall for all purposes of this Lease be deemed to have accepted them and to have acknowledged them to be in the condition called for hereunder.

     Section 6. FIRE AND OTHER CASUALTY.

     6.1 GENERAL If the Premises are damaged by fire or any other casualty during the Term, (a) the Landlord shall restore the Premises with reasonable promptness (taking Into
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account the time required by the Landlord to effect a settlement with, and to procure any insurance proceeds from, any insurer against such casualty, but in any event within one hundred fifty (150) days after the date of such casualty) to substantially their condition immediately prior to such casualty, and may temporarily enter and possess any or all of the Premises for such purpose (provided, that the Landlord shall not be obligated to repair, restore or replace any fixture, improvement, alteration, furniture or other property owned, installed or made by the Tenant); but

     (b) the times for commencement and completion of any such restoration shall be extended for the period (not longer than sixty (60) days) of any delay occasioned by the Landlord in doing so arising out of any of the causes enumerated in the provisions of subsection 5.1. If the Landlord undertakes to restore the Premises and such restoration is not accomplished within the said period of one hundred fifty (150) days plus the period of any extension thereof, as aforesaid, the Tenant may terminate this Lease by giving written notice thereof to the Landlord within thirty (30) days after the expiration of such period, as so extended; and

     (c) for so long as the Tenant is deprived of the use of any or all of the Premises on account of such casualty, the Base Rent and any Additional Rent payable under the provisions of subsection 3.2 shall be abated in proportion to the number of square feet of the Premises rendered substantially unfit for occupancy by such casualty, unless, because of any such damage, the undamaged portion of the Premises is made materially unsuitable for use by the Tenant for the purposes set forth in the provisions of Section 2, in which event the Base Rent and any such Additional Rent shall be abated entirely during such period of deprivation.

     6.2 SUBSTANTIAL DESTRUCTION. Anything contained in the foregoing provisions of this Section to the contrary notwithstanding.

     (a) if during the Term the Building is so damaged by fire or any other casualty that (i) either the Premises or (whether or not the Premises are damaged) the Building are rendered substantially unfit for occupancy, as reasonably determined by the Landlord, or (II) the Building is damaged to the extent that the Landlord reasonably elects to demolish the Building, then in either case the Landlord may elect to terminate the Term as of the date of the occurrence of such damage, by giving written notice thereof to the Tenant within thirty (30) days after such date; and

     (b) in such event, (i) the Tenant shall pay to the Landlord the Base Rent and any Additional Rent (apportioned, where applicable) to the time of such termination (ii) the Landlord shall repay to the Tenant any and all prepaid Rent for periods beyond such termination, and (iii) the Landlord may enter upon and repossess the Premises without further notice.

     6.3 TENANT'S NEGLIGENCE. Anything contained in any provision of this Lease to the contrary notwithstanding, if any such damage to the Premises, the Building or both are caused by or result from the negligent or intentionally tortious act or omission of the Tenant, those claiming under the Tenant or any of their respective officers, employees, agents or invitees,

     (a)  the Rent shall not be suspended or apportioned as aforesaid, and

     (b) except it and to the extent that the Landlord upon demand, as Additional Rent, the cost of (i) any repairs and restoration made or to be made as a result of damage, of (ii) (if the Landlord elects not to restore the Building) any damage or loss which the Landlord may incur as a result of such damage.
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     Section 7. MAINTENANCE AND SERVICES.

     7.1 ORDINARY SERVICES. The Landlord shall furnish the Premises with (a) electricity suitable for their intended use for the purposes set forth in the provisions of Section 2, (b) heating and air conditioning for the comfortable use and occupancy of the Premises between 8:00 o'clock a.m. and 6:00 o'clock p.m. Monday through Friday and 8:00 o'clock a.m. and 1:00 o'clock p.m. on Saturday (except for legal holidays) of each week during the Term.

     7.2  MAINTENANCE AND ALTERATIONS BY TENANT.

     (a) Tenant will be responsible for all minor interior repairs. (example: leaking faucets, loose door handles, etc.)

     (b) The Tenant shall not make or permit to be made any alteration, addition or improvement to the Premises without first obtaining the Landlord's written consent thereto (which, in the case of non-structural alterations, additions and improvements only, shall not be unreasonably withheld). If the Landlord consents to any such proposed alteration, addition or improvements, it shall be made at the Tenants sole expense (and the Tenant shall hold the Landlord harmless from any cost incurred on account thereon, and at such time and in such manner as not unreasonably to interfere with the use and enjoyment of the remainder of the Property by any tenant thereof or any other person.

     (c)  Tenant shall change lock to fit existing master system.

     7.3  MAINTENANCE BY LANDLORD.

     (a) The Landlord shall maintain the roof, structure and the remainder of the exterior of the Building, as well as each sidewalk and parking lot from time to time existing within the Property, all in good order and repair (which maintenance shall include the removal of snow from each such sidewalk and parking lot). Landlord shall also be responsible for all major interior repairs including, but not limited to, mechanical, plumbing, heating and electrical.

     (b) COMMON AREAS. The Landlord shall furnish, supply and maintain any and all hallways, stairways, lobbies, elevators, heating and air conditioning facilities, electrical, sanitary sewer and water lines and facilities, restroom facilities, grounds and parking areas, the other common areas of the Building not contained within the Premises, and the rest of the Property (other than the Premises), all at the Landlord's expense except as is set forth in the provision of Section 3 or any other provision of this lease. Tenant will furnish janitorial services for the premises.

     (c) If the Tenant determines that the Landlord has not taken any action which it is required to take under the foregoing provisions of this subsection, the Tenant shall take no action hereunder on account hereof unless the Landlord has failed to take such action diligently and within a reasonable time after the Tenant has given written notice to the Landlord.

     7.4 PERSONAL PROPERTY INSURANCE. That all personal property in said premises shall be and remain at Tenant's sole risk, and Landlord shall not be liable for any damage to nor loss of such personal property arising from any acts of negligence of any other persons, nor from the leaking of the roof, not from the bursting, leaking or overflowing of water, sewer or steam pipes, not from heating or plumbing fixtures, nor from electric wires or fixtures, nor from any other cause whatsoever; nor shall the Landlord be liable for any injury to the person of the Tenant or other persons in said premises; the Tenant expressly agreeing to save the Landlord harmless in ail such cases.

     Section 8. DEFAULTS BY THE TENANT.
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     8.1  DEFINITION.  As used in the provisions of this Lease, each of the following events shall constitute, and is hereinafter referred to as, an "Event of Default":

     (a) If the Tenant (i) fails to pay the Rent or any other sum which the Tenant is obligated to pay by any provision of this Lease, when and as it is due and payable hereunder and without demand therefore, or (ii) in any respect violates any of the terms, conditions or covenants set forth in the provisions of this Lease; or

     (b) if the Tenant (i) applies for or consents to the appointment of a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, (ii) files a voluntary petition in bankruptcy or admits in writing its inability to pay its debts as they come due, (iii) makes an assignment for the benefit of its creditors, (iv) files a petition or an answer seeking a reorganization or an arrangement with creditors, or seeks to take advantage of any insolvency law, (v) performs any other act of bankruptcy, or (vi) files an answer admitting the material allegations of a petition filed against the Tenant in any bankruptcy, reorganization or insolvency proceeding; or

     (c) if (i) an order, Judgement or decree is entered by any court of competent jurisdiction adjudicating the Tenant a bankrupt or an insolvent, approving a petition seeking such a reorganization, or appointing a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, or (ii) there otherwise commences with respect to the Tenant or any of its assets any proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment receivership or similar law, and if such order, judgment, decree or proceeding continues unstayed for more than sixty (60) consecutive days after the expiration of any stay thereof.

     8.2 NOTICE TO TENANT: GRACE PERIOD. Anything contained in the provisions of this Section to the contrary notwithstanding, upon the occurrence of an Event of Default the Landlord shall not exercise any right or remedy which it holds under any provision of this Lease or under applicable law unless and until

     (a)  the Landlord has given written notice thereof to the Tenant, and

     (b) the Tenant has failed, (i) if such Event of Default consists of the failure to pay money, within ten (10) days thereafter to pay all of such money, or (ii) if such Event of Default consists of something other than the failure to pay money, within thirty (30) days thereafter actively, diligently and in good faith to proceed to cure such Event of Default and to continue to do so until it is fully cured; provided, that

     (c) such notice shall be required, and the Tenant shall be entitled to such grace period, (i) more than twice during any twelve (12) month period, or
(ii) if the Tenant has substantially terminated or is in the process of substantially terminating its continuous occupancy and use of the Premises for the purpose set forth in the provisions of Section 2, or (iii) if any Event of Default enumerated in the provisions of paragraphs 8.1 (b) or 8.1 (c) has occurred.

     8.3 LANDLORD'S RIGHTS UPON EVENT OF DEFAULT. Upon the occurrence of any Event of Default, the Landlord may

     (a) re-enter and repossess the Premises and any and all improvements thereon and additions thereto;

     (b) declare the entire balance of the Rent for the remainder of the Term to be due and payable, and collect such balance if any manner not inconsistent with applicable law;

     (c) relet any or all of the Premises for the Tenant's account for any or all of the remainder of the Term as hereinabove defined, or for a period exceeding such remainder, in
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which event the Tenant shall pay to the Landlord any deficiency in the Base rent and any additional rent resulting, with respect to such remainder, from such reletting, as well as the cost to the Landlord of any attorney's fees or of any repairs or other action (including those taken in exercising the Landlord's rights under any provision of this Lease) taken by the Landlord on account of such Event of Default; and/or

     (d) pursue any combination of such remedies and/or any other remedy available to the Landlord on account of such Event of Default under applicable law.

     8.4 LANDLORD'S RIGHT TO CURE. Upon the occurrence of an Event of Default, the Landlord shall be entitled (but shall not be obligated), in addition to any other rights which it may have hereunder or under applicable law as a result thereof, and after giving the Tenant written notice of the Landlord's intention to do so except in the case of emergency, to cure such Event of Default, and the Tenant shall reimburse the Landlord for all expenses incurred by the Landlord in doing so, plus interest thereon at a lesser of the rate of twelve percent (12%) per annum or the highest rate then permitted on account thereof by applicable law, which expenses and interest shall be additional rent and shall be payable by the Tenant immediately upon demand therefore by the Landlord.

     Section 9. HOLDING OVER. The Tenant shall not continue to occupy the Premises after the expiration or earlier termination of the Term or any renewal thereof, unless the Landlord consents in writing to such continuation of occupancy, in which event

     9.1 such occupancy shall (unless the parties hereto otherwise agree in writing) be deemed to be under a month-to-month tenancy, which shall continue until either party hereto notifies the other in writing, by at least sixty (60) days before the first day of any calendar month, that the parity giving such 60 days notice elects to terminate such tenancy at the end of 60 days, in which event such tenancy shall so terminate. If such written notice is not given, the Tenant will owe rent for 60 days starting from the first day of any calendar month until 60 days written notice is given on the first of any calendar month.

     9.2 anything contained in the foregoing provisions of this Section to the contrary notwithstanding, the rental payable with respect to each monthly period shall equal one hundred twenty-five (125%) percent of one-twelfth (1/12) of the base rent plus any increases during the term and the additional rent payable under the provisions of Section 3 (calculated in accordance with such provisions of Section 3 as if this lease had been renewed for a period of twelve (12) full calendar months after such expiration or earlier termination of the Term or such renewal); and

     9.3 such month-to-month tenancy shall be upon the same terms and subject to the same conditions as those set forth in the provisions of this lease, provided, that if the Landlord gives to the Tenant, by at least sixty (60) days before the end of any calendar month during such month-to-month tenancy, written notice that such terms and conditions (including any thereof relating to the amount and payment of Rent) shall, after such month, be modified in any manner specified in such notice, then such tenancy shall, after such month, be upon the said terms and subject to the said conditions, as so modified.

     Section 10. LANDLORD'S RIGHT OF ENTRY. The Landlord and its agents shall be entitled to enter the Premises at any reasonable time.

     10.1 to inspect the Premises,

     10.2 to exhibit the Premises to any existing or prospective purchaser or mortgagee thereof or any prospective tenant thereof,

     10.3 to make any alteration, improvement or repair to the Building or the Premises, or

     10.4 during the last three (3) months of the original term and all renewals or extensions thereof, Landlord shall have the right to place "For Rent" or "For Sale" signs in conspicuous places on the Leased Premises and to otherwise advertise the Leased Premises for rent or sale, in addition to having the rights of entry and inspection set forth herein.

     10.5 for any other purpose relating to the operation or maintenance of the Property; provided, that the Landlord shall (a) (unless doing so is impractical or unreasonable because of emergency) give the Tenant at least twenty-four (24) hours, prior notice of its intention to enter the Premises, and (b) use reasonable efforts to avoid thereby interfering any more than is reasonably necessary with the Tenant's use and enjoyment thereof.

     Section 11.  INSURANCE AND INDEMNIFICATION.

     11.1 INCREASE IN RISK.  The Tenant

     (a) shall not do or permit to be done any act or thing as a result of which either (i) any policy of insurance of any kind covering any or all of the Property or any liability of the Landlord in connection therewith may become void or suspended, or (ii) the insurance risk under any such policy would (in the opinion of the insurer thereunder) be made greater; and

     (b) shall pay as additional rent the amount of any increase in any premium for such insurance resulting from any breach of such covenant.

     11.2 INSURANCE TO BE MAINTAINED BY TENANT. The Tenant shall maintain at its expense, throughout the Term, insurance against loss or liability in connection with bodily injury, death, property damage and destruction, occurring within the Premises or arising out of the use thereof by the Tenant or its agents, employees, officers or invitees, visitors and guests under one or more policies of general public liability insurance having such limits as to each as are reasonably required by the Landlord from time to time (but in any event of not less than (a) Five Hundred Thousand only ($500.000.00) combined single limit for injury to or death of any one or more persons during any one occurrence, and for property damage or destruction during any one occurrence. Such policies shall name the Landlord, the Tenant (and, at the Landlord's request, any Mortgagee), and the Agent as the insured parties, shall provide that they shall not be cancelable without at least thirty (30) days, prior written notice to the Landlord (and at the Landlord's request, any such Mortgagee), and shall be issued by insurers of recognized responsibility licensed to do business in Virginia. A Certificate of insurance for this coverage shall be on file with the Agent at all times during this lease or any extensions or renewals thereof.

     11.3 INSURANCE TO BE MAINTAINED BY LANDLORD. The Landlord shall maintain throughout the Term all-risk or fire and extended coverage insurance upon the Building, in such minimum amounts and having such forms of coverage as are required from the time to time by the Landlord's lender. The cost of the premiums for such insurance and of each endorsement thereto shall be deemed, for purposes of Section 3, to be part of the costs of operating and maintaining the property.

     11.4 WAIVER OF SUBROGATION. If either party hereto is paid any proceeds under any policy of insurance naming such party as an insured, on account of any loss, damage or liability, then such party hereby releases the other party hereto, to and only to the extent of the amount of such proceeds, from any and all liability for such loss, damage or liability, notwithstanding that such loss, damage or liability may arise out of the negligent or intentionally tortious act or omission of the other party, its agents or employees; provided, that such release shall be effective only with respect to loss or damage occurring during such time as the appropriate policy of insurance of the releasing party provides that such release shall not impair the effectiveness of such policy or the insured's ability to recover thereunder. Each party hereto shall use reasonable efforts to have a clause to such effect included in its said policies, and shall promptly notify the other in writing if such clause cannot be included in any such policy.

     11.5 LIABILITY OF PARTIES. Except if and to the extent that such party is released from liability to the other party hereto pursuant to the provisions of subsection 1 1.4,

     (a) the Landlord (i) shall be responsible for, and shall indemnify and hold harmless the Tenant against and from any and all liability arising out of, any injury to or death of any person or damage to any property, occurring anywhere upon the Property, if, only if and to the extent that such injury, death or damage is approximately caused by the negligent or intentionally tortuous act or omission of the Landlord or its agents, officers or employees, but (ii) shall not be responsible for or be obligated to indemnify or hold harmless the Tenant against or from any liability for any such injury, death or damage occurring anywhere upon the Property (including the Premises), by reason of the Tenant's occupancy or use of the Premises or any other portion of the Property, or because of fire, windstorm, act of God or other cause unless proximately caused by such negligent or intentionally tortious act or omission, as aforesaid; and (b) subject to the operation and effect of the foregoing provisions of this subsection, the Tenant shall be responsible for, and shall indemnify and hold harmless the Landlord against and from, any and all Lability arising out of any injury to or death of any person or damage to any properly, occurring within the Premises.

     Section 12.  EMINENT DOMAIN.

     12.1 RIGHT TO AWARD.

     (a) If any or all of the Premises are taken by the exercise of any power of eminent domain or are conveyed to or at the direction of any governmental entity under a threat of any such taking (each of which is hereinafter referred to as a "Condemnation") the Landlord shall be entitled to collect from the condemning authority thereunder the entire amount of any award made in any such proceeding or a consideration of such deed, without deduction therefrom for any leasehold or other estate held by the Tenant by virtue of this Lease.

     (b) The Tenant hereby (i) assigns to the Landlord all of the Tenant's right, title, and interest, if any, in and to any such award, (ii) waives any right which it may otherwise have In connection with such Condemnation, against the Landlord or such condemning authority, to any payment for (A) the value of the then unexpired portion of the Term, (B) leasehold damage and (C) any damage to or diminution of the value of the Tenant's leasehold interest hereunder or any portion of the Premises not covered by such Condemnation; and (iii)i agrees to execute any and all further documents which may be required in order to facilitate the Landlord's collection of any and all such awards.

     (c) Subject to the operation and effect of the foregoing provisions of this Section, the Tenant may seek, in a separate proceeding, a separate award on account of any damages of costs incurred by the Tenant as a result of such Condemnation, so long as such separate award in no way diminishes any award or payment which the Landlord would otherwise receive as a result of such Condemnation.

     12.2 EFFECT OF CONDEMNATION.

     (a) If (i) all of the Premises are covered by a Condemnation, or (ii) any part of the Premises is covered by a Condemnation and the remainder thereof is insufficient for the reasonable operation therein of the Tenant's business, or
(iii) any of the Building is covered by a Condemnation and, in the Landlord's reasonable opinion, it would be impractical to restore the remainder thereof, then, in any such event the Term shall terminate on the date upon which possession of so much of the Premises or the Building, as the case may be, as is covered by such Condemnation is taken by the condemning authority thereunder, and all Rent (including, by way of example rather than of limitation, any Additional Rent payable pursuant to the provisions of subsection 3.2), taxes, and other charges payable hereunder shall be prorated and paid to such date.

     (b) If there is a Condemnation and the Term does not terminate pursuant to the foregoing provisions of this subsection, the operation and effect of this Lease shall be unaffected by such Condemnation, except that the Base Rent and the Additional Rent payable under the provisions of Section 3 shall be reduced in proportion to the square footage of floor area, if any, of the Premises covered by such Condemnation.

     12.3 If there is a Condemnation, the Landlord shall have no Lability to the Tenant on account of any (a) interruption of the Tenant's business upon the Premises, (b) diminution in the Tenant's ability to use the Premises, or (c) other injury or damage sustained by the Tenant as a result of such Condemnation.

     12.4 Except for any separate proceeding brought by the Tenant under the provisions of paragraph 12.1 (c), the Landlord shall be entitled to conduct any such condemnation proceeding and any settlement thereof free of interference from the Tenant, and the Tenant hereby waives any right which it might otherwise have to participate therein.

     Section 13. MECHANICS' AND MATERIALMEN'S LIENS. The Tenant shall:

     13.1 Bond, remove or have removed any mechanics', materialman's or other lien filed or claimed against any or all of the Premises, the Property, or any other property owned or leased by the Landlord, by reason of labor or materials provided for or at the request of the Tenant or any of its contractors or subcontractors (other than labor or materials provided by the Landlord pursuant to the provisions of Section 5), or otherwise arising out of the Tenant's use or occupancy of the Premises or any other portion of the Property, and

     13.2 Indemnify and hold harmless the Landlord against and from any and all liability or expense (including, by way of example rather than of limitation, that of reasonable attorneys, fees) incurred by the Landlord on account of any such lien or claim.

     Section 14. QUIET ENJOYMENT; SURRENDER. The Landlord hereby covenants that the Tenant, on paying the Rent and performing the covenants set forth herein, shall peaceably and quietly hold and enjoy, throughout the Term, (a) the Premises, and (b) such right as the Tenant may hold hereunder with respect to the remainder of the Property (including, by way of example rather than of limitation, any such right to use any parking lot within the Property).

     14.2 SURRENDER.

     (a) Upon the expiration or earlier termination of the Term, the Tenant shall surrender the Premises and a full set of keys to the Landlord in good order and repair (damages reasonably beyond the Tenant's control and ordinary wear and tear excepted), and broom clean.

     (b) Any and all improvements, repairs alterations and all other property attached to, sued in connection with or otherwise installed upon the Premises
(i), shall become the Landlord's property without payment therefore by the Landlord at the expiration of the lease term, and (ii) shall be surrendered to the Landlord upon the expiration of earlier termination of the Term, except that any machinery, equipment or fixtures installed by the Tenant and used in the conduct of the Tenants trade or business (rather than to service the Premises or any of the remainder of the Building or the property generally) shall remain the Tenants property and shall be removed by the Tenant at the expiration or earlier termination of the Term and the Tenant shall promptly thereafter fully restore any of the Premises or the Building damaged by such installation or removal thereof.

     Section 15. RULES AND REGULATIONS. The Landlord hereby reserves the right to prescribe, at its sole discretion, reasonable rules and regulations (hereinafter referred to as the "Rules and Regulations"), having uniform applicability to all tenants of the Building and governing the use and the enjoyment of the Building and the remainder of the Property; provided, that the Rules and Regulations shall not materially interfere with the Tenants use and enjoyment of the Premises, in accordance with the provisions of this Lease, for the purposes enumerated in the provisions of Section 2. The Tenant shall adhere to the Rules and Regulations and shall cause its agents, employees, invitees, visitors and guests to do so. If required by the Landlord of this property, a copy of the Rules and Regulations in effect on the date hereof is attached hereto as "Exhibit B".

     Section 16  SUBORDINATION; ATTORNMENT AND NON-DISTURBANCE.

     16.1 SUBORDINATI0N. This Lease shall be subject and subordinate at all times to the lien of any first mortgage, first deed of trust, ground lease and/or other instrument of encumbrance heretofore or hereafter placed by the Landlord upon any or all of the Premises or the remainder of the Property and of all renewals, modifications, consolidations, replacements and extensions thereof (each of which is herein referred to as a "Mortgage"), all automatically and without the necessity of any further action on the part of the Tenant to effectuate such subordination.

     16.2 ATTORNMENT AND NON-DISTURBANCE. The Tenant shall, within five (5) days at the request of the Landlord or the holder of any Mortgage (herein referred to as a "Mortgagee"),

     (a) execute, enseal, acknowledge and deliver such further instrument or instruments evidencing such subordination as the Landlord or such Mortgagee may deem necessary or desirable and

     (b) attorn to such Mortgagee, provided that such Mortgagee agrees with the Tenant that such Mortgagee will, in the event of a foreclosure of any such first mortgage or deed of trust (or termination of any such ground lease) take no action to interfere with the Tenant's rights hereunder, except upon the occurrence of an Event of Default.

     16.3 Anything contained in the provisions of this Section to the contrary notwithstanding, any Mortgagee may at any time subordinate the lien of its Mortgage to the operation and effect of this lease without the necessity of obtaining the Tenant's consent thereto, by giving the Tenant written notice thereof, in which event this lease shall be deemed to be senior to such Mortgage without regard to their respective dates of execution, delivery and/or recordation among the land Records of the said County, and thereafter such Mortgagee shall have the same rights with respect to this lease as though this lease had been executed and recorded among the said land Records before the execution and delivery of such Mortgage.

     Section 17. ESTOPPEL CERTIFICATE. The Tenant shall from time to time, within five (5) days after being requested to do so by the landlord or any first Mortgagee, execute, enseal, acknowledge and deliver to the Landlord an Instrument in recordable form,

     17.1 Certifying

     (a) that this lease is unmodified and in full force and effect (or, if there has been any modification thereof, that It is In full force and effect as to so modified, stating therein the nature of such modifications;

     (b) as to the dates to which the Base Rent and any Additional Rent and other charges arising hereunder have been paid In advance of the dates on which payment thereof Is due hereunder, If any;

     (c) as to the amount of any prepaid Rent or any credit duo to the Tenant hereunder;

     (d) that the Tenant has accepted possession of the Premises, and the date on which the Term commenced;

     (e) as to whether, to the best knowledge information and belief of the signer of such certificate, the Landlord is then in default In the performance of any of Its obligations hereunder (and, If so, specifying the nature of each such default); and

     (f) as to any other fact or condition reasonably requested by the Landlord, any first Mortgagee or prospective first Mortgagee or purchaser of any or all of the Promises, the Properly or any Interest therein, or any assignee or prospective assignee If any interest of the Landlord under this Lease; and 17.2 Acknowledging and agreeing that any statement contained In any such certificate may be relied upon by the Landlord and any such other parson.

     Section 18. NOTICES. Any notice, demand, consent, approval, request or other communication or document to be provided hereunder to a party hereto shall be

     18.1 In writing to:

     Realstar Realtors              TENANT: Salem Bank & Trust
     4415 Pheasant Ridge Rd.        220 E. Main St.
     Roanoke, VA 24014              Salem, VA 24153

     18.2 And deemed to have been provided (a) forty-eight (48) hours after being sent as certified or registered mail In the United States malls, postage prepaid, return receipt requested, to the address of such parity set forth hereinabove or to such other address in the United States of America as such party may designate from time to time by notice to the other, or (b) (if such party's receipt thereof Is acknowledged in writing) given by hand or other delivery to such party.

     Section 19. GENERAL

     19.1 EFFECTIVENESS. This Lease shall become effective upon and only upon the execution and delivery hereof by each party hereto.

     19.2 COMPLETE AND FINAL UNDERSTANDING. This Lease represents the complete understanding between the parties hereto as to the subject matter hereof, and supersedes all prior negotiations, representations, warranties, statements or agreements, either written or oral, between the parties hereto as to the same.

     19.3 AMENDMENT. This Lease may be amended by and only by an instrument executed and delivered by each party hereto.

     19.4 APPLICABLE LAW. This lease shall be given effect and construed by application of the law of the Commonwealth of Virginia and any action or proceeding arising hereunder shall be brought In the courts of Virginia provided, that if any such action or proceeding arises under the Constitution, laws or treaties of the United States of America, or if there is a diversity of citizenship between the parties thereto, so that it is to be brought in a United States District Court, it shall be brought in the United States District Court of the Western District of Virginia.

     19.5 WAIVER. The Landlord shall not be deemed to have waived the exercise of any right which It holds hereunder unless such waiver is made expressly and In writing (and no delay or omission by the Landlord in exercising any such right shall be deemed to be a waiver of the future exercise thereof. No such waiver made with respect to any instance Involving the exercise of any such right shall be deemed to be a waiver with respect any other such instance, or any other such right.

     19.6  TIME OF ESSENCE.  Time shall be of the essence of this Lease.

     19.7 HEADINGS. The headings of the Sections, subsections, paragraphs and sub-paragraphs hereof are provided herein for and only for convenience or reference, and shall not be considered In construing their contents.

     19.8  CONSTRUCTION.  As used herein,

     (a) the term "person" means a natural person, a trustee, a corporation, a partnership and any other form of legal entity; and

     (b) all references made (i) n the neuter, masculine or feminine gender shall be deemed to have been made in all such genders (ii) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, and (iii) to any Section, subsection, paragraph or sub-paragraph shall, unless therein expressly Indicated to the contrary, be deemed to have been made to such Section, subsections paragraph or sub-paragraph of this Lease.

     19.9 EXHIBITS. Each writing or plat referred to herein as being attached hereto as an exhibit or otherwise designated herein as an exhibit hereto is hereby made a part hereof.

     19.10 SEVERABILITY. No determination by any court, governmental body or otherwise that any provision of this Lease or any amendment hereof is Invalid or unenforceable in any instance shall affect the validity or enforceability of (a) any other provision thereof, or (b) such provision in any circumstance not controlled by such determination. Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

     19.11 DEFINITION OF "THE LANDLORD".

           19.11.1 As used herein, the term "the Landlord" means the entity hereinabove named as such, and Its heirs, personal representatives, successors and assigns (each of whom shall have the same rights, remedies, powers, authorities and privileges as it would have had, had It originally signed this Lease as the Landlord),

           19.11.2 No person holding the Landlord's interest hereunder (whether or not such person Is named as the Landlord" herein) shall have any liability hereunder after such person ceases to hold such Interest, except for any such liability accruing while such person holds such interest.

           19.11.3 Neither the Landlord nor any principal of the Landlord, whether disclosed or undisclosed, shall have any personal Liability under any provision of this Lease, If the Landlord defaults in the performance of any of its obligations hereunder or otherwise, the Tenant shall look solely to the Landlord's equity, interest and rights in the Property for satisfaction of the Tenants remedies on account thereof.

     19.12 DEFINITION OF "THE TENANT". As used herein, the term 'the Tenant" means each person hereinabove named as such and such person's heirs, personal representatives, successors and assigns, each of whom shall have the same obligations liabilities, rights and Privileges as ft would have possessed had it originally executed this Lease as Tenant, provided, that no such right or privilege shall Inure to the benefit of any assignee of the Tenant, immediate or remote, unless the assignment to such assignee is made in accordance with the provisions of Section 4. Whenever two or more persons constitute the Tenant all such persons shall be jointly and severally liable for the performance of the Tenant's obligations hereunder.

     Section 20. THE AGENT. In consideration of the Agent's services in procuring this lease, Landlord covenants with and for the benefit of the Agent as follows: The Agent Is to receive a lease commission Under Separate Agreement
                                                       ------------------------
of the rent during the original term and all renewals or extensions thereof or any new lease of the leased Premises between any person and "Tenant, its successors or assigns" (such phrase used herein to Include such entity in which Tenant, Its successors or assigns may have an Interest as a stockholder, partner, lender of money or otherwise), and no sale transfer, assignment cancellation or release, including a sale or conveyance to Tenant, its successors or assigns, shall affect the Agents right to such commission which is hereby made a lien on the leased Premises and all equipment thereon, if any.
The Agent shall have the right to collect all rents due hereunder so that its commission may be paid in Installments as the rent is received, and retained by the Agent before remitting the rent (less commissions) to Landlord, but if any act be done to deprive the Agent of Its right to collect the rent, then the whole amount of its commission then unpaid shall, at the Agents option, immediately become due and payable.

     Landlord further covenants with and for the benefit of the Agent that if Tenant, its successors or assigns shall at any time during the original term and at renewals or extensions thereof (or during any new lease of the Leased Promises between any person and Tenant, its successors or assigns), purchase the Leased Premises, then In consideration of the Agents consummating this lease, the Agent shall receive on the date the Leased Premises are transferred a commission Under Separate Agreement of gross amount of the purchase price. Such
           ------------------------
a sales commission shall be in addition to the rental commissions provided for In the immediately preceding paragraph up to the transfer of said property and is hereby made a lien on the Leased Promises.

     As used in this paragraph, the term "Tenant" shall mean and include not only Tenant as named in this contract but also the following:

     A) If Tenant is a corporation, (1) the successors and/or assigns of Tenant; (2) any stockholder, director, officer or affiliate of named Tenant or its successors or assigns; (3) any family member of any stockholder, director, officer or affiliate of named Tenant or Its successors or assigns; and/or (4) any corporation which has any stockholder that is also a stockholder or family member of a stockholder of named Tenant or its successors or assigns.

     B) If Tenant is an individual, (1) the heirs and/or assigns of Tenant or, H plural, of any Tenant; (2) any family member of Tenant or, if plural, of any Tenant; (3) any corporation in which named Tenant (or, if plural, in which any Tenant) Is a stockholder and/or (4) any corporation which has any stockholder that is also a family member of Tenant or, if plural of any Tenant.

     "Family member(s), "as used In this paragraph shall include one's father, mother, brother, brothers spouse, sister, sisters spouse, husband, wife, son, son's spouse, daughter, daughters spouse, grandson, grandson's spouse, granddaughter and/or granddaughters spouse.

     In connection with all acts done or suffered by the Agent for Landlord concerning the Leased Premises, Landlord further agrees to Indemnify and save the Agent harmless from all fines, judgements, suits, claims, demands, and actions of any kind (including any costs and attorneys fees), and from liability for injury suffered by an employee or contractor (not in the permanent employ of the Agent) engaged by the Agent for the benefit of Landlord.


     All parties acknowledge that the REALTOR Is the Agent of the Landlord, not the Tenant, The REALTORS fiduciary duties of loyalty and faithfulness are owed to the Landlord who Is their principal. REALTORS are required by law and their Code of Ethics to treat the Tenant honestly and fairly.

This is a legal and binding document. Legal assistance should be obtained if either party deems appropriate.

     IN WITNESS WHEREOF, each party hereto has executed and ensealed this Lease, or has caused it to be executed and ensealed on its behalf by Rs duly authorized representatives, the day and year first above written.

WITNESS:                                LANDLORD:East Main Properties, LLC


__________________________________      _____________________________________

WITNESS:                                TENANT:Salem Bank and Trust


__________________________________      _____________________________________

WITNESS:                                LEASING AGENT: ROBERT HARTMAN
                                        REALSTAR REALTORS, L.L.C.

 __________________________________      _____________________________________

                                  EXHIBIT "B"

                  RULES AND REGULATIONS WHICH ARE REFERRED TO
                 IN THE FOREGOING LEASE AND ARE A PART THEREOF

1 The sidewalks, entries, halls and passages shall not be obstructed by the Tenant or used by him for any other purpose than for Ingress and egress to and from the above demised promises. Fire exits are to be kept free from obstructions at all times,

2. No doors or windows that reflect or admit light into the premises of said building shall be covered or obstructed.

3. No sign, advertisement or notice shall be Inscribed, painted or affixed on any part of the outside or inside of the said building, except (1) on the doors or adjacent windows of the leased premises, and then only of such color, style, size and material as the Lessor shall determine, and (2) otherwise as the Lessor shall approve in writing, and then only In such place, in such manner, and under such conditions as the Lessor shall prescribe and at Lessee's expense. At the expiration of this Lease, the Lessee agrees to remove all such signs at his own expense; nor shall any additional lock be placed upon any door In the demised premises without the written consent of the Lessor.

4. The Lessee shall not do or permit anything to be done in said premises, or bring or keep anything therein, which will increase the rate of fire insurance on said building, or an the property kept therein, or obstruct or Interfere with the rights of other tenants, or in any way injure or annoy them, or do or permit to be done anything In conflict with the regulations of the Fire Department, or with any Insurance policy upon said building or any part thereof, or with any rules established by the Board of Health, or with the ordinances of the County of Roanoke, Virginia, or the laws of the State of Virginia, or of the United States of America.

5. The Lessor shall have the right to prescribe the weight, size and proper location of safes and other weighty articles before the same are admitted into the Building, and any such damage done to the building in the putting In or out of such articles, or during the time they are In or on the premises, shall be made good by the Lessee. All persons employed In the moving of safes, furniture or other bulky articles In and out of the building must be acceptable to the Lessor, and such work Is to be done only at the time designated by the Lessor.

6. The Lessee shall not cause unnecessary delay or unreasonable labor by reason of his carelessness or indifference to the preservation of good order and cleanliness.

7. No carpet, rug or other articles shall be hung or shaken out of any window or door, and nothing shall be thrown, swept or dropped by the Lessee, his agents, employees or visitors out of the windows or doors, or into the court of the building; nor shall animals or birds be brought or kept in or about the building.

8. No shades, Venetian blinds, or draperies shall be put up except as approved by Lessor. The Lessee shall keep shades and Venetian blinds in proper repair and condition and be responsible for all damage thereto. If the Lessee desires telegraphic, telephonic, or other connections by wire, the Lessor will direct the electricians as to where and how the wires are to be introduced and without such directions no boring or cutting for wires or attaching of wires to the outside of the building will be permitted.

9. No paintings alterations or decorations of any kind to any part of the building shall be made by the Lessee.

10. The Lessee shall not use any method of heating or cooling other than that provided for by the Lessor herein, without the written consent of the Lessor.

11. Nothing shall be placed on the outside of the building, or on the widows, window sills or projections.

12. Before all persons leave the premises at the close of the business, tenants must see that the doors are securely locked and lights are extinguished.
     No tenant, or agent, employee or visitor of the tenant or other person, shall go upon the roof of the building without the written consent of the Lessor. No machinery of any kind will be allowed to be operated on premises Without the written consent of the Lessor, ordinary office equipment excepted.

13. The use of rooms as sleeping apartments Is absolutely prohibited, No doormat will be permitted outside Lessee's entry door.

14, Any newspaper, magazine or other advertising done from said premises, which, In the opinion of the Lessor, Is objectionable, shall be immediately discontinued upon notice from the Lessor.

15. Except as provided in Tenants Lease, Lessor shall not be responsible to any tenant for the non-observance or violation of any of the rules and regulations by any other tenant.

16. Lessee shall provide at its own expense, commercial floor pads which Lessee shall place and maintain under all desks and secretarial desks In order to prevent excessive wear and tear of floor covering.

LANDLORD: East Main Properties, LLC


__________________________________

TENANT: Salem Bank and Trust


__________________________________

LEASING AGENT:  ROBERT HARTMAN
REALSTAR REALTORS, L.L.C.


__________________________________

                                   EXHIBIT A